2018 ANNUAL MEETING OF SHAREHOLDERS EMCLAIRE FINANCIAL CORP PARENT COMPANY OF: THE FARMERS NATIONAL BANK OF EMLENTON Emlenton, Pennsylvania April 25, 2018 William C. Marsh Chairman, President and Chief Executive Officer

ANNUAL MEETING OF SHAREHOLDERS Agenda & Contents 2 Topic Page Legal 3 Corporate Overview 4 Financial Performance 11 Looking Ahead 20 Question & Answer 26

This presentation contains certain forward-looking statements and information relating to the Company that are based on the beliefs of management as well as assumptions made by and information currently available to management. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, potential future credit experience, perceived opportunities in the market and statements regarding our mission and vision. Such statements reflect the current views of the Company with respect to future looking events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. The Company does not intend to update these forward-looking statements. NOTE: This presentation will be available online at www.emclairefinancial.com. LEGAL 3

4 Corporate Overview• • • • • •

CORPORATE OVERVIEW

HISTORY

- **1900** – The Farmers National Bank of Emlenton is organized by James Bennett and a group of local businessmen
- **1910** – The Bank receives its charter
- **1978** – Eau Claire Office opened
- **1985** – Clarion Office opened
- **1989** – Formed holding company: Emclaire Financial Corp
- **1991** – Purchased Offices in East Brady and Emlenton from Mellon Bank
- **1996** – Bon Aire Office opened; Knox Office opened; Purchased Knox Office from Mellon Bank
- **1998** – Clarion Mall Office opened; Acquired Peoples Savings Bank and its 3 offices in Ridgway, DuBois and Brookville; Constructed new Operations Center in Emlenton
- **2001** – Consolidated Knox banking offices
- **2003** – Meridian Office opened in Butler; Consolidated Clarion banking offices
- **2006** – Seneca Office opened
- **2008** – Grove City Office opened; Acquired Elk County Savings & Loan Association
- **2009** – Constructed new Office in East Brady; Completed purchase of Titusville office from PNC/National City
- **2011** – Raised $4.6 million in common equity
- **2013** – St. Marys Office opened
- **2014** – Constructed new Banking Office in Cranberry Township
- **2015** – Raised $8.2 million in common equity
- **2016** – Acquired United American Savings Bank located in South Side, Pittsburgh; Aspinwall Office opened
- **2017** – Acquired Northern Hancock Bank & Trust Co. located in Chester, West Virginia; **Achieved $750 million in total assets at 12/31/2017**
- **Present Day**

$50,000 .... *Market Capitalization* .... *~ $70 million*

- The Farmers National Bank of Emlenton is a full-service financial institution operating 17 banking offices across nine counties in Pennsylvania and one county in West Virginia.
- **We achieved a significant milestone in 2017 – reaching $750 million in total assets**
- Our expansion over the last 10 years has included these three strategies:
  - Acquisitions: One branch (PNC Titusville 2009) and three whole institutions (ECSLA in 2008, UASB in 2016 and NHBT in 2017)
  - Organic growth: $170 million of organic deposit growth since 12/31/2007 (excludes acquisitions and de novos)
  - De novo offices: Grove City (2008), St. Marys (2013), Cranberry Township (2014) and Aspinwall (2016)

Emclaire Financial Corp

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CORPORATE OVERVIEW MISSION, VISION, CULTURE 6 In developing strategic plans, we remain focused on our commitment to the Corporate Mission of our Bank, our Vision for the future and the strength of the Culture through which we intend to execute these strategies. Mission • Remain a strong, independent community bank • Optimize value • Engage customers • Empower employees • Make a positive impact Vision • Reach $1 billion in total assets • Exceed ROAA of 0.80% • Exceed ROAE of 9.00% • Continued sensible growth Culture • Customer first mentality • Large bank capabilities with local decision making • Invest in our people • Be an employer of choice • Commitment to community investment and involvement

• Record earnings, despite tax impact • Record asset levels • Record deposit levels • Strong asset quality • Strategic expansion – Northern Hancock Bank & Trust Co. merger completed – Aspinwall & South Side offices contributing as expected – Cranberry Township office continues exceptional growth ✓ Expanded platform for growth • Continued need for scale CORPORATE OVERVIEW 2017 SNAPSHOT 7

$250 $300 $350 $400 $450 $500 $550 $600 $250 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 $800 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 Lo an s, n e t ( in M ill io n s) To ta l A ss et s & De p o si ts ( In M ill io n s) CORPORATE OVERVIEW CONSISTENT GROWTH 8 Doubled Asset Size – 12/31/2008 to 12/31/2017 In millions Total Assets $376 $468 $482 $492 $509 $526 $582 $601 $692 $750 Deposits 287 385 10 16 432 432 0 490 585 6 5 L ans, net 65 293 306 3 3 3 4 35 3 0 3 16 578

• Interest rates – short term rising while long term increases at a slower pace; flattening of the yield curve • Stock market – volatile • Unemployment improving – marginally (bottoming?) • Gasoline and energy prices have increased • Bank earnings improving dramatically following tax law change • Consolidation in the banking industry continues • Bank M&A activity remains strong; valuations have increased • Dodd-Frank regulatory costs continue to play a role in results, however relief may surface in 2019 CORPORATE OVERVIEW ECONOMY 9

Last 12 months (LTM): ▪ $28.25 (4/16/2017) to $33.50 (4/16/2018) ▪ Outperformed the S&P 500 index & Nasdaq Bank index ▪ Dividends earned during the period = $1.09 (3.9% yield) CORPORATE OVERVIEW STOCK PERFORMANCE 10 ✓ Total return = 22.5% ✓ Stock price appreciation (LTM) = 18.6% Blue shaded area = Emclaire Financial Corp Black Line = NASDAQ Bank Index Green Line = S&P 500 Index

11 Financial Performance• • • • • •

Since December 31, 2013: • 43% asset growth • 64% loan growth • 31% increase in equity • $8.2 million in common equity raised in 2015 private placement ($4.6 million raised in 2011 not shown) FINANCIAL PERFORMANCE AS REPORTED (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) 12 2017 2016 2015 2014 2013 Total assets 750,084$ 692,135$ 600,595$ 581,909$ 525,842$ Loans receivable, net 577,234 515,435 429,891 379,648 352,430 Deposits 654,643 584,940 489,887 501,819 432,006 Borrowed funds 26,000 44,000 49,250 21,500 44,150 Stockholders' equity 59,091 54,073 52,839 47,990 45,072 Stockholders' equity per common share $26.02 $25.12 $24.64 $24.14 $22.66 Tangible stockholders' equity per common share $21.28 $20.08 $22.67 $21.66 $20.04 Market value per common share $30.35 $29.25 $24.00 $25.00 $25.14 Price to tangible book 142.6% 145.7% 105.9% 115.4% 125.4% Common shares outstanding 2,271,139 2,152,358 2,144,808 1,780,658 1,768,658 Balance Sheet: As of the year ended December 31,

• Strong growth in net interest income despite margin pressure • ROAA and ROAE in 2016 were adversely impacted by merger costs and costs related to the opening of the Aspinwall office • ROAA and ROAE in 2017 were adversely impacted by an $827,000 tax provision related to the Tax Cuts and Jobs Act of 2017 • Continued annual increase in common dividend (increased quarterly dividend to $0.28 per share in 2018) FINANCIAL PERFORMANCE AS REPORTED (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) 13 2017 2016 2015 2014 2013 Net interest income 21,907$ 19,480$ 17,747$ 17,235$ 15,921$ Noninterest income 5,022 3,655 4,094 4,087 3,860 Net income 4,277 3,986 4,154 4,017 3,808 Diluted earnings per common share $1.93 $1.85 $2.05 $2.20 $1.91 Cash dividends per common share $1.08 $1.04 $0.96 $0.88 $0.80 Return on average assets 0.59% 0.60% 0.70% 0.70% 0.73% Return on average equity 7.52% 7.32% 7.89% 8.47% 7.73% Return on average common equity 7.52% 7.32% 8.34% 9.24% 8.32% Net interest margin 3.29% 3.23% 3.33% 3.35% 3.40% Nonperforming assets to total assets 0.56% 0.52% 0.54% 1.21% 1.01% Efficiency ratio 71.49% 72.78% 73.67% 72.13% 70.48% Key Ratios: For the year ended December 31, Income Statement:

FINANCIAL PERFORMANCE 2017 VS. 2016 14 Notes: • Net interest margin expansion driven by strong loan growth • Bargain purchase gain of $1.3 million and merger costs of $1.1 million were recognized in 2017 related to the acquisition of Northern Hancock Bank & Trust Co. • Tax Cuts and Jobs Act of 2017 resulted in an $827,000 increase in the provision for income taxes. In $000's, except per share data 2017 2016 % Change Net interest income 21,907 19,480 12.5% Strong loan growth Provision for loan losses 903 464 94.6% Loan growth Noninterest income, excl. security loss and bargain purchase gain 3,868 3,573 8.3% Overdraft revenues Security losses, net (162) 82 -297.6% Impairment charge Bargain purchase gain 1,316 - NM $1.3mm bargain purchase gain Noninterest expense, excluding merger costs 18,516 17,036 8.7% New offices & general increases Merger costs 1,119 401 179.1% Northern Hancock & UASB Net income before taxes 6,391 5,234 22.1% Provision for taxes 2,114 1,248 69.4% Tax Cuts and Jobs Act of 2017 Net income 4,277 3,986 7.3% Earnings per common share, fully diluted $1.93 $1.85 4.3% Return on average assets 0.59% 0.60% Return on average common equity 7.52% 7.32% Yield on earning assets 3.95% 3.86% Cost of funds 0.68% 0.65% Net interest margin, fully taxable equivalent 3.29% 3.23% Efficiency ratio 71.49% 72.78% For the years ended December 31,

FINANCIAL PERFORMANCE ASSET QUALITY 15 • Of the $3.7 million in remaining nonperforming loans: – One relationship represents 23% ($839,000). The borrower, however, continues to make monthly payments in a timely manner. – Another relationship represents 15% ($559,000). The borrower is no longer making payments. • Of the 7,000 loans outstanding at 12/31/2017, 59 (0.8%) were nonperforming. Asset Quality Metrics In $000's 12/31/2017 12/31/2016 12/31/2015 12/31/2014 12/31/2013 12/31/2012 Total delinquency (> 30 days) $8,071 $5,841 $3,183 $4,413 $5,913 $7,789 Nonperforming assets: Accruing loans 90 or more days past due $689 $44 $0 $93 $62 $21 Nonaccrual loans 3,003 3,278 3,069 6,849 5,146 6,967 Total nonperforming loans $3,693 $3,322 $3,069 $6,942 $5,208 $6,988 Repossessed assets & OREO 492 291 160 124 107 180 Total nonperforming assets $4,185 $3,613 $3,229 $7,066 $5,315 $7,168 Nonperforming assets / assets 0.56% 0.52% 0.54% 1.21% 1.01% 1.41% Allowance for loan losses $6,127 $5,545 $5,205 $5,224 $4,869 $5,350 Allowance / loans 1.05% 1.06% 1.20% 1.36% 1.36% 1.58% Allowance / nonperforming loans 165.93% 166.92% 169.60% 75.25% 93.49% 76.56% Charge-offs: Charge-offs / average loans 0.06% 0.06% 0.10% 0.10% 0.33% 0.15% As of

2.02% 1.86% 1.52% 1.19% 1.00% 1.04% 1.41% 1.01% 1.21% 0.54% 0.52% 0.56% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 Nonperforming Assets to Total Assets Peer Group Emclaire Financial Corp FINANCIAL PERFORMANCE NONPERFORMING ASSETS 16 Peer Group includes the following local competitors: NexTier Bank, 1st Summit Bank, Mid Penn Bank, Kish Bank, Dime Bank, Jonestown Bank & Trust, Riverview Bank, Standard Bank, Mars Bank and Mercer County State Bank. Average assets of peer group = $783 million. Source: SNL Financial

FINANCIAL PERFORMANCE DIVIDEND RECAP 17 • Dividend yield = dividends for the year / stock price at the beginning of the year • 2018E dividends projected at $0.28 per quarter • 2018E yield = 3.69% based on closing price of $30.35 per share at 12/31/2017 Average yield = 3.82% 3.84% 3.50% 3.84% 4.33% 3.69% 3.69% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 2013 2014 2015 2016 2017 2018E Di vi d en d Y ie ld C as h D iv id e n d p e r C o m m o n S h ar e Regular Dividends Dividend Yield

FINANCIAL PERFORMANCE Q1-2018 BALANCE SHEET 18 ($’s in thousands, except share data) March 31, 2018 December 31, 2017 December 31, 2016 Assets: Unaudited Audited Audited • Cash $ 17,177 $ 14,374 $ 17,568 • Investments 96,875 101,167 101,560 • Loans receivable, net 584,481 577,738 515,435 • Other (intangible assets of $10,701, $10,769 and $10,848) 57,275 56,805 57,572 Total Assets $ 755,808 $ 750,084 $ 692,135 Liabilities: • Deposits $ 666,735 $ 654,642 $ 584,940 • Borrowed funds 20,300 26,000 44,000 • Other 9,896 10,351 9,122 Total Liabilities 696,931 690,993 638,062 Stockholders’ Equity 58,877 59,091 54,073 Total Liabilities and Equity $ 755,808 $ 750,084 $ 692,135 Tangible book value per common share $21.21 $21.28 $20.08

FINANCIAL PERFORMANCE Q1-2018 EARNINGS 19 Notes: • Net interest margin expansion driven by strong loan growth • Tax Cuts and Jobs Act of 2017 resulted in Q1-2018 savings of approximately $175,000 In $000's, except per share data (unaudited) 2018 2017 % Change Net interest income $5,845 $5,156 13.4% Strong loan growth Provision for loan losses 380 162 134.6% Loan growth Noninterest income, excluding security losses 933 856 9.0% Overdraft revenues Security losses, net (34) - NM Noninterest expense 4,736 4,621 2.5% New office & general increases Net income before taxes 1,628 1,229 32.5% Provision for taxes 266 273 -2.6% Tax Cuts and Jobs Act of 2017 Net income $1,362 $956 42.5% Earnings per common share, fully diluted $0.60 $0.44 36.4% Return on average assets 0.74% 0.56% Return on average common equity 9.38% 7.12% Yield on earning assets 4.08% 3.94% Cost of funds 0.69% 0.65% Net interest margin, fully taxable equivalent 3.41% 3.31% Efficiency ratio 68.32% 74.20% For the 3 months ended March 31,

20 Looking Ahead• • • • • •

OUR FRANCHISE 21 Pennsylvania: • Aspinwall • Brookville • Butler • Clarion • Cranberry Township • DuBois • East Brady • Eau Claire • Emlenton • Grove City • Knox • Pittsburgh • Ridgway • Seneca • St. Marys • Titusville West Virginia: • Chester

Market Assessment

Current Counties

			Headquarters		Deposit Market Share June 30, 2017			Deposit Market Share June 30, 2016			
Data adjusted for mergers and acquisitions as of 6/30/2017	Ticker	Company Name	City	State	Branches	Balance ($000)	%	Branches	Balance ($000)	%	Rank
1	PNC	PNC Financial Services Group	Pittsburgh	PA	121	$ 54,183,597	43.68%	123	$ 55,033,504	50.20%	1
2	BK	BNY Mellon	New York	NY	4	31,270,598	25.21%	4	19,499,294	17.79%	2
3	RBS	Royal Bank of Scotland Group	Edinburgh	N/A	92	7,560,097	6.09%	95	7,467,578	6.81%	3
4	FNB	F.N.B. Corp.	Pittsburgh	PA	78	5,291,860	4.27%	80	4,513,110	4.12%	4
5		Dollar Bank FSB	Pittsburgh	PA	34	3,905,048	3.15%	33	3,641,561	3.32%	5
6	TSC	TriState Capital Bank	Pittsburgh	PA	2	3,537,682	2.85%	2	2,896,863	2.64%	6
7	KEY	Key Corp	Cleveland	OH	41	2,966,729	2.39%	41	2,274,837	2.08%	7
8	HBAN	Huntington Bancshares Inc.	Columbus	OH	29	2,503,634	2.02%	28	2,204,155	2.01%	8
9	FCF	First Commonwealth Financial	Indiana	PA	48	1,954,694	1.58%	48	1,970,253	1.80%	9
10	NWBI	Northwest Bancorp, Inc.	Warren	PA	41	1,923,503	1.55%	41	1,917,223	1.75%	10
11	STBA	S&T Bancorp Inc.	Indiana	PA	24	1,788,254	1.44%	24	1,672,365	1.53%	11
12	WSBC	WesBanco, Inc.	Wheeling	WV	23	907,770	0.73%	21	762,116	0.70%	13
13	CCNE	CNB Financial Corp.	Clearfield	PA	15	806,173	0.65%	17	780,723	0.71%	12
14	**EMCF**	**Emclaire Financial Corp.**	**Emlenton**	**PA**	**17**	**651,787**	**0.53%**	**17**	**597,073**	**0.54%**	**15**
15		Nextier Inc.	Butler	PA	16	637,130	0.51%	16	607,928	0.55%	14
16		Brentwood Bank (Mutual HC)	Bethel Park	PA	9	471,837	0.38%	9	426,251	0.39%	16
17	STND	Standard AVB Financial Corp	Monroeville	PA	12	407,279	0.33%	11	386,333	0.35%	17
18	WFC	Wells Fargo & Co	San Francisco	CA	1	352,601	0.28%	1	330,137	0.30%	18
19	MNBP	Mars National Bank	Mars	PA	5	321,053	0.26%	5	302,295	0.28%	20
20	MCSB	Mercer County State Bancorp Inc.	Sandy Lake	PA	11	314,806	0.25%	10	329,905	0.30%	19
			All Others (19 banks)		55	2,287,092	1.84%	49	2,005,942	1.83%	
			TOTAL		**678**	**$ 124,043,224**	**100.00%**	**675**	**$ 109,619,446**	**100.00%**	

Note: EMCF currently competes in 9 counties in Pennsylvania, including: Allegheny, Butler, Clarion, Clearfield, Crawford, Elk, Jefferson, Mercer, & Venango, and 1 county in West Virginina: Hancock

Source: SNL Financial

Emclaire Financial Corp

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MARKET ASSESSMENT

ADJACENT COUNTIES

County	Total Deposits in Market ($000)	Deposits in Market ($000)	Market Share (%)	Rank	# of EMCF Branches	# Total Branches	2017 Population (actual)	2017 Median Household Income ($)	2017-2022 Projected HHI Growth (%)
		EMCF as of June 30, 2017					Market Demographics		
Allegheny	$ 111,466,214	$ 52,892	0.05%	22	2	426	1,222,356	$ 59,990	9.2%
Butler	4,281,487	138,344	3.23%	11	3	76	187,489	73,861	14.1%
Clarion	790,681	126,035	15.94%	4	3	17	38,159	45,019	2.1%
Clearfield	1,390,593	32,354	2.33%	7	1	28	80,202	47,161	11.6%
Crawford	1,270,145	75,616	5.95%	6	1	29	85,671	49,846	9.2%
Elk	704,144	33,921	4.82%	5	2	15	30,023	51,694	7.9%
Jefferson	887,132	32,781	3.70%	7	1	18	43,713	47,864	7.3%
Mercer	2,057,973	49,732	2.42%	7	1	42	111,695	50,792	14.3%
Venango	747,759	87,783	11.74%	5	2	18	51,922	48,066	6.5%
Hancock (WV)	447,096	29,271	6.55%	5	1	9	29,271	44,852	4.2%
TOTAL	**$ 124,043,224**	**$ 658,729**	**0.53%**	**14**	**17**	**678**	**1,880,501**		
Armstrong	1,131,109						65,755	47,981	6.0%
Beaver	2,248,721						166,145	55,170	9.5%
Erie	5,116,309						274,235	50,894	10.0%
Indiana	2,490,691						85,563	50,673	12.7%
Lawrence	1,568,041						86,351	47,624	6.7%
McKean	779,247						41,357	48,871	8.8%
Warren	752,180						39,563	46,490	1.8%
Washington	4,804,733						207,802	65,080	11.9%
Westmoreland	7,519,436						352,598	59,977	9.5%
TOTAL	**$ 26,410,467**						**1,319,369**		
GRAND TOTAL	**$ 150,453,691**						**3,199,870**		
Pennsylvania	**$ 385,689,262**					**4,208**	**12,787,308**	**$ 60,993**	**9.6%**
West Virginia	**$ 32,945,050**					**628**	**1,820,883**	**$ 44,922**	**4.3%**
United States	**$ 10,609,255,076**					**89,175**	**326,533,070**	**$ 61,045**	**8.9%**

Source: SNL Financial

Emclaire Financial Corp

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STRATEGY RECAP • Corporate growth & expansion – Expand in newly entered markets – Continue organic growth – Execute sensible mergers, as available • Continue focusing on earnings growth • Continue focusing on balance sheet growth & mix • Maintain strong asset quality • Optimize systems, personnel and technology • Focus on key regulatory changes 24

STRATEGIC ELEMENTS FOR SUCCESS 25 Capital Monitor • Protect • Achieve Franchise Seek • Promote • Expand Systems and Technology Accessible • Innovative • Secure People Motivate • Develop • Retain

Questions and Answers Q&A SESSION 26

CLOSING AND THANK YOU 27 …Thank you for your continued confidence and support!

SPECIAL THANK YOU Administrative Professionals Day 28